UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 10, 2006

National Presto Industries, Inc.
(Exact name of registrant as specified in its chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3925 North Hastings Way
Eau Claire, Wisconsin		54703-3703
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01   Other Items

The Company’s September 2, 2005 definitive proxy did not include the name of the presiding director for non-management director meetings and how to contact that director, even though this information was provided on the Company’s web site. In order to clarify this matter, the Company wishes to point out that Richard N. Cardozo, the presiding director for non-management director meetings, may be contacted by sending a letter to: Independent Directors, National Presto Industries, Inc., 3925 N. Hastings Way, Eau Claire, WI 54703.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.

(Registrant)

/s/ Maryjo Cohen

Date March 10, 2006	(Signature) Maryjo Cohen, President and Chief Executive Officer